SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 12, 2000
                Date of Report (Date of earliest event reported)

                       Nastech Pharmaceutical Company Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                     000-13789                11-2658569
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                                 45 Davids Drive
                               Hauppauge, NY 11788
                    (Address of principal executive offices)

                                 (631) 273-0101
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

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Item 5. Other Events

            On July 12, 2000, Registrant issued a press release to announce that it had entered into an equity line of credit that will allow it to sell to an investor, at the Registrant's discretion, up to 1.2 million common shares over the next three years. The common shares will be sold to the investor at a discount to the market price at the time of sale. The equity line of credit is conditioned upon the effectiveness of a registration statement that the Company will file with the Securities and Exchange Commission within the next 45 days. Any common shares sold to the investor will be registered on such registration statement and will be resold by means of a current prospectus.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c)   Exhibits:

      99.1  Press Release dated July 12, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Nastech Pharmaceutical Company Inc.


                                          By: /s/ Bruce R. Thaw
                                              ----------------------------------
                                              Name: Bruce R. Thaw
                                              Title: Director
                                      Member of Executive Committee


                                          By:   /s/ Andrew Zinzi
                                              ----------------------------------
                                              Name: Andrew Zinzi
                                              Title: Chief Financial Officer
                                      Principal Financial and Accounting Officer
Date: July 18, 2000

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                  Exhibit Index

     Exhibit Number           Description
     --------------           -----------

         99.1                 Press Release dated July 12, 2000.